Exhibit 10.10

Mietvertrag

Vertragsparteien
business parc reinach
Vermieterin:	Stiftung Regionales Gründerzentrum Reinach	Christoph Merian-Ring 11
	Christoph Merian-Ring 11	CH-4153 Reinach BL
4153 Reinach
	MWST - Nr. 639 626	Tel. +41 61 717 87 87
Fax +41 61 717 87 88
Mieterin:	Organogenesis Switzerland GmbH
	Christoph Merian-Ring 11	www.businessparc.ch
	4153 Reinach	welcome@businessparc.ch
MWST - Nr. 648 939

1. Aufhebung des bestehenden Mietvertrages

Die Parteien kommen überein, den bestehenden Mietvertrag vom 6. April 2010 im gegenseitigen Uebereinkommen auf den 31. Dezember 2012 aufzuheben und mit Wirkung zum 01. Januar 2013 in allen Punkten durch den vorliegenden Mietvertrag zu ersetzen.

2. Mietobjekt

Die Vermieterin überlässt der Mieterin zur mietweisen Benützung folgende Räume in der Liegenschaft Christoph Merian-Ring 11, 4153 Reinach:

•	Stockwerk:	3. OG
•	Fläche in m2:	48.3m2
•	Raum:	O3-5
•	Parkplatz: Nr.	U-6

Gemeinschaftsräume (Sitzungszimmer, Toilettenanlagen, Cafeteria etc.) zur Benützung gemäss beiliegender Hausordnung.

3. Mietzweck

Betriebszweck: Zur Verfügungstellung von medizinischen und wissenschaftlichen Support. Dienstleistungen im Bereiche von Zellkulturtechnologien, kann im übrigen alle kommerziellen, finanziellen und andere Geschäfte tätigen, die geeignet sind, die Entwicklung des Unternehmens und die Erreichung des Gesellschaftszwecks zu fördern oder zu erleichtern.

Die Mieterin ist ein Start-up Unternehmen im Sinne des Stiftungszwecks. Sie verpflichtet sich, das Mietobjekt zu keinem anderen als dem vertraglich vorgesehenen Zweck zu gebrauchen. Jede Änderung bedarf der vorgängigen schriftlichen Zustimmung der Vermieterin.

Die Untervermietung oder die Übertragung des Mietverhältnisses an einen Dritten und/oder die Überlassung der Mieträumlichkeiten zum Gebrauch an einen Dritten sind nur im Rahmen des oben definierten Mietzwecks und nur mit dem vorgängigen schriftlichen Einverständnis des Vermieters zulässig.

4. Mietbeginn und feste Mietdauer

Das Mietverhältnis beginnt am 1. Januar 2013

Das Mietverhältnis wird für eine feste Mietdauer von 3 Jahren abgeschlossen. Das Mietverhältnis erlischt ohne weiteres nach Ablauf der dreijährigen Mietdauer, ohne dass es einer Kündigung der einen oder anderen Partei bedarf.

Eine Verlängerung des Mietverhältnisses um eine feste Dauer von weiteren 2 Jahren ist möglich, falls sich die Parteien spätestens 6 Monate vor Ablauf der festen Mietdauer

Stiftung Regionales Gründerzentrum Reinach

schriftlich einigen. Bei einer Verlängerung des Mietverhältnisses werden die Parteien eine Erhöhung des Mietzinses um CHF 10 pro m2 und Jahr (nebst der gesetzlichen MWST von derzeit 8%) schriftlich vereinbaren.

Die Parteien halten ausdrücklich fest, dass die Mieterin keinen Anspruch auf Verlängerung des Mietverhältnisses hat.

5. Vorzeitige Auflösung des Mietverhältnisses

Für die Vermieterin ist die vereinbarte Mietdauer fest und das Mietverhältnis demnach unter Vorbehalt von wichtigen Gründen (namentlich OR 257d und 257f) unkündbar.

Die Mieterin hat demgegenüber das Recht, das Mietverhältnis unter Einhaltung einer sechsmonatigen Kündigungsfrist jeweils auf Quartalsende (31. März, 30. Juni, 30. September, 31. Dezember) schriftlich per Einschreiben (LSI) zu kündigen. Die Kündigung muss spätestens am letzten Tag der Kündigungsfrist bei der Gegenpartei eintreffen oder bei der Post abholbereit vorliegen.

6. Mietzins

Der Anfangsmietzins beträgt CHF 170.00 pro m2 und Jahr (nebst der MWST von derzeit 8%).

Der Miete liegt eine Staffelmiete zugrunde. Der Mietzins wird nach Ablauf von einem Jahr um CHF 10 pro m2 und Jahr erhöht (nebst der MWST von derzeit 8%).

Der Mietzins für das Mietobjekt beträgt demnach pro Jahr (jeweils zuzüglich MWST von derzeit 8%):

•	Anfangsmietzins:	CHF 8’211.00
•	Mietzins ab dem 13. Monat:	CHF 8’694.00
•	Kosten pro Parkplatz	CHF 1’320.00

7. Nebenkosten

Zusätzlich sind an die Nebenkosten jährlich CHF 22.00 pro m2 Bürofläche (zuzüglich MWST von derzeit 8%) à Konto zu bezahlen. Die Nebenkosten umfassen die Kosten für alle mit dem Betrieb anfallenden

•      Gebäude-, Heiz- und Betriebskosten,

•      Abfallgebühren,

•      Verwaltungskosten,

•      Hauswart und Reinigung,

•      Unterhalt und Kosten der allgemeinen Räumlichkeiten und Infrastruktur,

•      Lift und Serviceleistungen Lift.

Die Betriebskosten werden nach Massgabe der Raumflächen verteilt.

Die Stromkosten werden grundsätzlich nach Flächenanteilen analog der Nebenkosten-abrechnung verteilt und quartalsweise in Rechnung gestellt. Stromkosten infolge erhöhten Strombedarfs der Mieterin wegen Gebrauchs von stromintensiven Geräten (z.B. Klimaanlagen, Serverinfrastruktur, Druckmaschinen etc.) sowie Serviceabonnements von Maschinen und Apparaten, die einer Mieterin ausschliesslich zur Verfügung stehen, gehen vollumfänglich zulasten der Mieterin. Über die Bezahlung dieser Stromkosten und Serviceabonnements wird eine separate Regelung zwischen Vermieterin und Mieterin getroffen.

Abgaben und Unkosten, die ausschliesslich durch den Geschäftsbetrieb der Mieterin verursacht werden, sind, auch wenn sie bei der Vermieterin erhoben werden, von der Mieterin zu bezahlen. Müssen wegen eines grösseren Abfall-Anfalls der Mieterin zusätzliche Container/Abfallbehälter angeschafft werden, so sind die Kosten der Behälter und die Kosten der Kehrrichtabfuhr von der Mieterin zu übemehmen.

2

Es wird jährlich eine Nebenkostenabrechnung von der Vermieterin erstellt. Stichtag für die Abrechnung ist jeweils der 30. Juni eines jeden Jahres. Die Vermieterin hat die Abrechnung bis spätestens Ende des laufenden Jahres der Mieterin zuzustellen. Verlässt die Mieterin während der Rechnungsperiode das Mietobjekt, so hat sie keinen Anspruch auf Erstellung einer zwischenzeitlichen Abrechnung.

8. Monatliche Mietkosten

Die Mieterin hat somit zu Beginn des Mietverhältnisses folgende Zahlungen zu leisten. Diese sind jeweils monatlich im Voraus zu begleichen.

Miete netto	CHF	8’211.00
Nebenkosten	CHF	1’062.60
Parkplatz	CHF	1’320.00
Total pro Jahr	CHF	10’593.60
Total pro Monat	CHF	882.80

MWST 8%	CHF	70.60

Total	CHF	953.40

9. Mietzinsanpassungen

Im Falle von wertvermehrenden Investitionen oder bei einer umfassenden Überholung des Mietobjektes können neben der Mietzinsstaffelung zusätzliche Mietzinserhöhungen geltend gemacht werden.

10. Zustellungen

Für diesen Vertrag, dessen Ergänzung und allfällige Nachträge ist die Schriftform Gültigkeitserfordernis.

11. Anwendbares Recht / Gerichtsstand

Fur alle nicht ausdrücklich geregelten Punkte gelten die allgemeinen Bedingungen zum Mietvertrag für die Geschäftsräume des Hauseigentümerverbands Zürich (s. Anhang), die integrierender Bestandteil dieses Vertrags sind, die beiliegende Hausordnung sowie Art. 253 ff OR und die einschlägigen Ausführungserlasse zum Mietrecht.

Gerichtsstand ist Reinach BL.

Reinach, 5. Juni 2012	Reinach, 19.6.2012

Für die Vermieterin:	Für die Mieterin:
Stiftung Regionales Gründerzentrum Reinach	Organogenesis Switzerland GmbH

/s/ Klaus Endress	/s/ Stefan Kälin
Klaus Endress	Stefan Kälin
Präsident des Stiftungsrates	Geschäftsführer

/s/ Gerda Massüger
Gerda Massüger
Geschäftsführerin

Mietvertrag 2-fach

Anhang:             Allgemeine Bedingungen zum Mietvertrag für Geschäftsräume HEV Zürich

3

Nachtrag Nr. 2 zum Mietvertrag vom 14. Juni 2012

Vertragsparteien
business parc
Vermieterin:	Stiftung Regionales Gründerzentrum Reinach	Christoph Merian-Ring 11
	Christoph Merian-Ring 11	CH-4153 Reinach BL
4153 Reinach
	MWST - Nr. 639 626	Tel. +41 61 717 87 87
Fax +41 61 717 87 88
Mieterin:	Organogenesis GmbH
	Christoph Merian-Ring 11	www.businessparc.ch
	4153 Reinach	welcome@businessparc.ch
MWST — Nr. 648 939

1.     Mietobjekt

•	Stockwerk:	3. OG
•	Fläche in m2:	48.3m2
•	Raum:	O3-5
•	Parkplatz:	U-6

2.     Verlängerung Mietverhältnis

Das Mietverhältnis, welches gemäss Ziffer 4 des Mietvertrages vom 14. Juni 2012 am 01. Januar 2018 ohne weiteres erlöschen wird, wird hiermit urn eine feste Dauer von 2 Jahren bis zum 01. Januar 2020 verlängert.

Der Mietzins beträgt neu CHF 200.00 pro m2 und Jahr, insgesamt CHF 9’660.00 (zuzüglich der gesetzlichen MWST von derzeit 8%).

Die Mietkosten pro Parkplatz betragen weiterhin monatlich CHF 110.00, insgesamt CHF 1’320.00

3.     Bestehender Mietvertrag

Im Übrigen gilt der Mietvertrag vom 14. Juni 2012 ohne Einschränkung weiter.

Reinach, 09. Mai 2017	Reinach,

Für die Vermieterin:	Für die Mieterin:
Stiftung Regionales Gründerzentrum Reinach	Organogenesis Switzerland GmbH

/s/ Klaus Endress	/s/ Stefan Kälin
Klaus Endress	Stefan Kälin
Präsident Stiftungsrat	Geschäftsführer

/s/ Dr. Melchior Buchs
Dr. Melchior Buchs
Geschäftsführer

Stiftung Regionales Gründerzentrum Reinach

Nachtrag Nr. 1 zum Mietvertrag vom 14. Juni 2012

Vertragsparteien
business parc
Vermieterin:	Stiftung Regionales Gründerzentrum Reinach	Christoph Merian-Ring 11
	Christoph Merian-Ring 11	CH-4153 Reinach BL
4153 Reinach
	MWST - Nr. 639 626	Tel. +41 61 717 87 87
Fax +41 61 717 87 88
Mieterin:	Organogenesis Switzerland GmbH
	Christoph Merian-Ring 11	www.businessparc.ch
	4153 Reinach	welcome@businessparc.ch
MWST — Nr. 648 939

1.     Mietobjekt

•	Stockwerk:	3. OG
•	Fläche in m2:	48.3m2
•	Raum:	O3-5
•	Parkplatz:	U-6

2.     Verlängerung Mietverhältnis

Das Mietverhältnis, welches gemäss Ziffer 4 des Mietvertrages vom 14. Juni 2012 am 01. Januar 2016 ohne weiteres erlöschen wird, wird hiermit urn eine feste Dauer von 2 Jahren bis zum 01. Januar 2018 verlängert.

Der Mietzins beträgt neu CHF 190.00 pro m2 und Jahr, insgesamt CHF 9’177.00 (zuzüglich der gesetzlichen MWST von derzeit 8%).

Die Mietkosten pro Parkplatz betragen weiterhin monatlich CHF 110.00, insgesamt CHF 1’320.00

3.     Bestehender Mietvertrag

Im Übrigen gilt der Mietvertrag vom 04. Juni 2012 ohne Einschränkung weiter.

Reinach, 09. Mai 2017	Reinach,

Für die Vermieterin:	Für die Mieterin:
Stiftung Regionales Gründerzentrum Reinach	Organogenesis Switzerland GmbH

/s/ Klaus Endress	/s/ Stefan Kälin
Klaus Endress	Stefan Kälin
Präsident Stiftungsrat	Geschäftsführer

/s/ Dr. Melchior Buchs
Dr. Melchior Buchs
Geschäftsführer

Stiftung Regionales Gründerzentrum Reinach